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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 12, 1999

                      ADVANCED MARKETING SERVICES, INC.
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           (Exact name of registrant as specified in its charter)

                                  DELAWARE
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               (State or other jurisdiction of incorporation)

         0-16002                                         95-3768341
 ------------------------                    ---------------------------------
 (Commission File Number)                    (IRS Employer Identification No.)

                5880 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121
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                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (858) 457-2500

                                      NA
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     In connection with the dissolution of the marriage of Loren Paulsen, the Company's Executive Vice President--Operations, on September 29, 1999, the court entered a property settlement order pursuant to which Mr. Paulsen has agreed to transfer to Mrs. Paulsen one-half of the shares of the Company's common stock owned by a revocable trust of which he and Mrs. Paulsen are trustees. The trust currently owns 1,259,460 shares of the Company's common stock, representing approximately 14.8% of the shares currently issued and outstanding. Assuming that there is no change in the number of shares owned by the trust, upon the completion of the property settlement, Mrs. Paulsen will own approximately 629,730 shares of the Company's common stock, representing approximately 7.4% of the shares currently issued and outstanding.

     Mrs. Paulsen is not a director, officer or employee of the Company.
Upon completion of the transfer of the common stock pursuant to property settlement, Mrs. Paulsen may elect to dispose of some or all of the common stock held by her in one or more privately negotiated transactions, which could involve sales to the Company, on the NASDAQ National Market, where the Company's common stock is traded, or otherwise. The Company is unable to predict the extent to which Mrs. Paulsen may dispose of any such common stock.

     Separately, the Company has adopted a stock repurchase program pursuant to which the Company may repurchase up to 200,000 shares of common stock in open market transactions from time to time, based on then-existing market conditions. The repurchase program, which does not have a specified duration, will be financed from the Company's internal funds. Timing of any repurchases and the number of shares repurchased will depend on market conditions and various other factors and may counteract an increase in the number of shares of the Company's common stock outstanding as a result of the exercise of stock options from time to time. As of September 30, 1999, the Company had approximately 8.6 million shares of common stock outstanding.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ADVANCED MARKETING SERVICES, INC.
                                       (Registrant)


October 12, 1999                       By: /s/ Edward J. Leonard
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     Date                                  Executive Vice President


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